Exhibit 10.1

CHANGE ORDER NO. 02
TO
AGREEMENT NO. FCM-CON-13-004

BETWEEN

EMIRATES NUCLEAR ENERGY CORPORATION (ENEC)

AND

LIGHTBRIDGE CORPORATION

Fuel Fabrication QA/QS Services

Emirates Nuclear Energy Corporation

AGREEMENT CHANGE ORDER

Agreement No: FCM-CON-13-004	Change Order No.: 2	Date: 01 Oct 2014
Agreement Title: Fuel Fabrication QA/QS Services
Contractor: Lightbridge Corporation
Change Order Duration: 01 Oct 2014 – 31 Dec 2014
Preamble:
This Change Order No. 2 is Customer’s formal approval of this Change Order to the above Agreement FCM-CON-13-004.
Change Order Details:
This Change Order is made to extend the contract by three months from 01 Oct 2014 to 31 Dec 2014 with the same SOW and T&C’s of the existing Agreement in order to cover the duration of last deliverables received from Lightbridge Corporation.
Effect on Agreement Schedule:
The Original Agreement duration is from 01 Nov 2013 to 31 Dec 2013
Change Order No. 1 duration is from 01 Jan 2014 to 30 Sep 2014
Change Order No. 2 duration is 01 Oct 2014 to 31 Dec 2014
The revised agreement duration is from 01 Nov 2013 to 31 Dec 2014
Terms and Conditions:
Except as otherwise stated in this Change Order, all other terms and conditions of the original Agreement and the change orders shall remain unchanged.
Effect on Agreement Price:
• Original Agreement		AED 252,019.00
• Change Order No. 01		AED 1,153,322.00
• Change Order No. 02		AED 0.00
Total Revised Contract Value AED		AED 1,405,341.00

SIGNATORIES

IN WITNESS of which each of the parties has signed this Agreement Change Order No. 02 on the Effective Date:

SIGNED by	)	By: /s/ Craig Wilson
For and on behalf of Emirates Nuclear Energy Corporation (ENEC))		Name: Craig Wilson
	)	Title: Contract & Procurement Manager
Date:

SIGNED by		By: /s/ Seth Grae
for and on behalf of LIGHTBRIDGE CORPORATION		Name: Seth Grae
Title: President & CEO
Date: 27 March 2015